Exhibit 10.3

PATENT CROSS-LICENSE AGREEMENT

This Patent Cross-License Agreement (“Agreement”) is made as of January 23, 2014 (“Effective Date”) by and between the following:

Cellectis SA, a French corporation with its principal place of business at 8, rue de la Croix Jarry, 75013 Paris, France (“Cellectis”); and Precision BioSciences, Inc., a Delaware corporation with its principal place of business at 302 East Pettigrew Street, Dibrell Building, Suite A-100, Durham, North Carolina 27701 (“Precision”).

Cellectis and Precision are each referred to herein as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Precision owns or controls certain patents and patent applications covering Engineered I-Crel Meganuclease (defined below) technology that is useful for modifying the genome of cells, including for biomanufacturing purposes and certain other uses;

WHEREAS, Cellectis owns or controls certain patents and patent applications covering Engineered I-Crel Meganuclease technology that is useful for modifying the genome of cells, including for biomanufacturing purposes and certain other uses;

WHEREAS, the Parties are entering into a Settlement Agreement (the “Settlement Agreement”), and Precision is entering into a Stipulation of Dismissal with Lonza Group Ltd. and certain of its Affiliates, pursuant to which the Parties have agreed to settle certain disputes between them, including the Pending Litigations (defined below);

WHEREAS, this Agreement shall have no force or effect until such time as the Parties have signed the Settlement Agreement and satisfied the obligations set forth in Article 2 and Article 3 of the Settlement Agreement with respect to filing the Stipulations of Dismissal and the Stipulation of Dismissal With Prejudice of the Lonza Litigation set forth in such Articles; and

WHEREAS, the Parties have agreed to enter into this Agreement to establish cross-licenses to the Licensed Precision Patents and Licensed Cellectis Patents (each defined below), as consideration for one another and in further consideration for each Party’s entry into the Settlement Agreement, which cross-licenses shall provide each Party with certain non-exclusive patent rights with respect to Engineered I-Crel Meganuclease technology.

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and other terms and conditions contained herein and in the Settlement Agreement, the sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

ARTICLE 1. DEFINITIONS

In addition to other terms defined elsewhere herein, the following terms, as used in this Agreement, shall have the meanings indicated:

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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1.1.

“Affiliate” shall mean any corporation, firm, partnership, entity or other person that directly or indirectly controls, is controlled by, or is under common control with a Party; where “control” means the capacity to designate, appoint or otherwise determine the board of directors or other governing authority of such person, whether by law or in fact, or whether by ownership of more than fifty percent (50%) of the equity or other ownership interests of such person (or such lesser percentage which is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction).

1.2.

“Control” with respect to a Party’s rights in or to a Patent, means that the Party owns the Patent, or has the right to grant licenses or immunities from suit (other than pursuant to the rights granted in this Agreement) to the other Party, or bring or release claims or actions for infringement of such Patent as to the other Party, each without violating the terms of any agreement or other arrangement with any Third Party.

1.3.

“Design” shall mean, with respect to any person or entity, the design of Engineered I-Crel Meganucleases by such person or entity, whether for itself or for or on behalf of any Third Party; provided, however, that “Design” does not include [***].

1.4.	“Engineered I-Crel Meganuclease” shall mean a [***].

1.5.	“Exclusive Field” shall have the meaning set forth in Article 2.1.2.

1.6.

“Existing Licensee” shall mean a licensee under the licenses (the “Existing Licenses”) in effect prior to the Effective Date granting to a Third Party any rights under any of the Licensed Cellectis Patents (with respect to licenses granted by Cellectis) or Licensed Precision Patents (with respect to licenses granted by Precision).

1.7.	“Field” shall mean any and all fields of use.

1.8.	“Licensee” shall mean:

(i)	with respect to Licensed Cellectis Patents, Precision and its Affiliates.

(ii)	with respect to Licensed Precision Patents, Cellectis and its Affiliates.

1.9.	“Licensor” shall mean:

(i)	with respect to Licensed Cellectis Patents, Cellectis and its Affiliates.

(ii)	with respect to Licensed Precision Patents, Precision and its Affiliates.

1.10.

“Licensed Cellectis Patents” shall mean any Patent Controlled by Cellectis or its Affiliates that contains one or more claims claiming a priority date prior to the Effective Date; which Patent also (i) was the basis of any claim asserted in the Pending Litigations (collectively, “Litigated Cellectis Patents”) or (ii) [***]. Without limiting the foregoing, the Licensed Cellectis Patents shall include the Patents of the families of patents listed in Exhibit A, as may be updated from time to time by Cellectis during the Term (including an annual update on the anniversary date of the Effective Date, if applicable, and an update if Cellectis later discovers a Patent that should have been listed in Exhibit A). For the further sake of clarity, an application listed on Exhibit A that, at any time, falls within the foregoing definition of Licensed Cellectis Patents later shall no longer be a Licensed Cellectis Patent if, subsequently during its prosecution

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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as an application and on issuance as a patent, it no longer satisfies the requirements of this definition. For further clarity, practice of the subject matter of a patent that does not meet the foregoing definition is not authorized under this Agreement.

1.11.	“Product” shall mean any product [***].

1.12.	“Licensed Patents” shall mean:

(i)	when the Licensee is Precision or its Affiliates: Licensed Cellectis Patents

(ii)	when the Licensee is Cellectis or its Affiliates: Licensed Precision Patents.

1.13.

“Licensed Precision Patents” shall mean any Patent Controlled by Precision or its Affiliates that contains one or more claims claiming a priority date prior to the Effective Date, which Patent also (i) was the basis of any claim asserted in the Pending Litigations (collectively, “Litigated Precision Patents”) or (ii) [***]. Without limiting the foregoing, the Licensed Precision Patents shall include the Patents listed in Exhibit B, as may be updated from time to time by Precision during the Term (including an annual update on the anniversary date of the Effective Date, if applicable, and an update if Precision later discovers a Patent that should have been listed in Exhibit B). For the further sake of clarity, an application listed on Exhibit B that, at any time, falls within the foregoing definition of Licensed Precision Patents later shall no longer be a Licensed Precision Patent if, subsequently during its prosecution as an application and on issuance as a patent, it no longer satisfies the requirements of this definition. For further clarity, practice of the subject matter of a patent that does not meet the foregoing definition is not authorized under this Agreement.

1.14.	“Litigated Patents” shall mean the Litigated Cellectis Patents and Litigated Precision Patents.

1.15.	“Ongoing Proceedings” shall mean the proceedings listed in Exhibit E.

1.16.

“Patent” shall mean the rights and interests in and to any and all issued patents and pending patent applications (including inventors certificates and utility models) in any country or jurisdiction, including any and all provisionals, non-provisionals, substitutions, continuations, continuations-in-part, divisionals and other continuing applications, supplementary protection certificates, renewals and letters patent on any of the foregoing, and any and all reissues, reexaminations, extensions, confirmations, registrations and patents of addition, as well as any patent resulting from any post-grant proceeding provided under Title 35 of the U.S. Code.

1.17.	“Pending Litigations” shall mean the litigation cases pending as of the Effective Date, under the docket numbers set forth on Exhibit C.

1.18.	“Term” shall mean the time period from the Effective Date until the date on which the last Valid Claim within the Licensed Patents ceases to be in effect.

1.19.	“Territory” shall mean any and all countries throughout the world in which Licensed Patents are in force or are pending during the Term.

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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1.20.	“Third Party” shall mean any and all persons, other than Cellectis and its Affiliates, and Precision and its Affiliates.

1.21.

“Valid Claim” shall mean any claim contained in an issued and unexpired Licensed Patent, which claim has not been held unenforceable, unpatentable or invalid by a decision of a court or other governmental agency or competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been admitted to be invalid or unenforceable through abandonment, reissue, disclaimer or otherwise.

ARTICLE 2. CROSS-LICENSES

2.1.	Non-exclusive License to Precision in the Field; Non-exclusive License to Cellectis in the Field

2.1.1.

Subject to the terms and conditions of this Agreement, Cellectis, on behalf of itself and its Affiliates, hereby grants to Precision and its Affiliates a non-exclusive, sublicensable (pursuant to Article 2.1.4), fully paid-up, royalty-free license under the Licensed Cellectis Patents to make, have made, use, lease, transfer, sell, offer for sale, export, import and otherwise exploit Engineered I-Crel Meganucleases or Products within the Field (except within the Exclusive Field, as specified in Article 2.1.2) in the Territory.

2.1.2.

The Parties acknowledge that, prior to the Effective Date, Cellectis has entered into an Existing License pursuant to which Cellectis has granted certain exclusive license rights under certain of the Licensed Cellectis Patents within the field listed in Exhibit F (the “Exclusive Agreement”) to the counterparty to such Existing License (the “Cellectis Exclusive Licensee”). The Parties agree that, during the period in which any such exclusive rights under those Licensed Cellectis Patents that have actually been granted by Cellectis to a Cellectis Exclusive Licensee in such field pursuant to the Exclusive Agreement remain exclusive and in full force and effect, the license granted to Precision pursuant to Article 2.1.1 shall not include any rights within the scope of such exclusive license granted by Cellectis to such Cellectis Exclusive Licensee (the “Exclusive Field”), solely as and to the extent necessary for Cellectis to be in compliance with such exclusive rights grants to such Cellectis Exclusive Licensee. Likewise, during such period the license granted to Cellectis pursuant to Article 2.1.3 shall not include any rights within the Exclusive Field. At such time as any such exclusive rights granted by Cellectis under the Exclusive Agreement cease, in whole or in part, to be exclusive or to be in full force and effect (a “Non-exclusivity Event”), effective automatically without any further action required by either of the Parties, such rights, to the full extent that they are no longer licensed exclusively to a Cellectis Exclusive Licensee under the Exclusive Agreement and would otherwise be part of the non-exclusive rights granted under this Agreement, shall be removed from the Exclusive Field and included under each of the non-exclusive license granted to Precision in the Field pursuant to Article 2.1.1 and the non-exclusive license granted to Cellectis in the Field pursuant to Article 2.1.3. Within thirty (30) days of Cellectis’s first awareness of the occurrence of a Non-exclusivity Event, Cellectis shall notify Precision in writing of the scope of rights that are the subject of such Non-exclusivity Event, and the Parties promptly shall update Exhibit F in order to properly reflect the additional scope of non-exclusive rights that has been granted to Precision and Cellectis, if applicable. Beginning within a reasonable time of the Effective Date, Cellectis shall use reasonable efforts to cause all license rights granted under the Licensed Cellectis Patents that are included within the Exclusive Agreement to be amended to be non-

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exclusive. Without limiting the foregoing, Cellectis shall not, except as required by the terms of the Exclusive Agreement as of the Effective Date, amend the Exclusive Agreement in a manner that would reduce or restrict Precision’s rights under this Agreement without the prior written consent of Precision. The Parties agree that it shall not be a breach of this Agreement if Cellectis is unable to secure any such amendment to the Exclusive Agreement, notwithstanding its reasonable efforts to achieve same, and Cellectis makes no representations or warranties that it will be able to amend the Exclusive Agreement in the foregoing manner or any other manner.

2.1.3.

Subject to the terms and conditions of this Agreement, Precision, on behalf of itself and its Affiliates, hereby grants to Cellectis and its Affiliates a non-exclusive, sublicensable (pursuant to Article 2.1.4), fully paid-up, royalty-free license under the Licensed Precision Patents to make, have made, use, lease, transfer, sell, offer for sale, export, import and otherwise exploit Engineered I-Crel Meganucleases or Products within the Field (except within the Exclusive Field, as specified in Article 2.1.2) in the Territory.

2.1.4.

Each Party and its Affiliates (the “Sublicensor”) may grant sublicenses (“First Tier Sublicenses”) under the license grants in this Article 2.1 solely (a) to an Existing Licensee; or (b) to a Third Party (subject to the restrictions in Article 5.5) (together with an Existing Licensee, a “Sublicensee”), in each case pursuant to an agreement with such Sublicensee wherein the license grant to the Sublicensee under the Sublicensor’s own Licensed Patents is at least as broad in scope of rights granted as the license granted to the Sublicensee under the other Party’s Licensed Patents. However, for the sake of clarity, the remaining terms and conditions of any such Sublicense to a Sublicensee need not be the same for the Sublicensor’s own Licensed Patents as compared to the other Party’s Licensed Patents being licensed to the Sublicensee. Any First Tier Sublicense may be further sublicenseable by Sublicensee only pursuant to the foregoing restrictions, as applied to the Sublicensee. Notwithstanding the foregoing, except pursuant to an Existing License in which rights to Design Engineered I-Crel Meganucleases were granted under a Party’s own Licensed Patents as of the Effective Date, neither Party nor any of its Sublicensees may grant any Sublicensee a sublicense under the other Party’s Licensed Patents to Design Engineered I-Crel Meganucleases. Subject to the foregoing, all sublicenses to Existing Licensees executed or otherwise automatically incorporated into an Existing License within the period of forty-five (45) days after the Effective Date shall be deemed to be effective as of the Effective Date, and the Parties acknowledge that, as of the Effective Date and as part of the Settlement Agreement, each Party’s Existing Licensees are released by the other Party as set forth in the Settlement Agreement. Moreover, notwithstanding any other provision of this Agreement, the Parties agree that, as of the Effective Date of this Agreement, Cellectis shall have been deemed to have granted a First Tier Sublicense under the Licensed Precision Patents to Lonza Group Ltd. and/or certain of its Affiliates under the terms of this Agreement, pursuant to a sublicense granted by Cellectis to such Lonza entities, and the Parties acknowledge that the ongoing litigation against such Lonza entities shall be dismissed pursuant to the terms of the Settlement Agreement. The foregoing sublicense to such Lonza entities may be executed at any time after the Effective Date and shall have retroactive effect to the Effective Date.

2.2.

Retained Rights. Each Party expressly retains any rights not expressly granted to the other Party under this Article 2 (or otherwise under this Agreement). Nothing in this Agreement shall be construed to effect a transfer or change in ownership with respect to either Party’s Patents or other intellectual property rights.

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2.3.

Duke Patents. Precision represents and warrants, and Cellectis understands, that the licenses and rights granted by Precision or its Affiliates to Cellectis and its Affiliates under any Patent owned by Duke University (“Duke”, and such Patents, the “Duke IP”) are granted subject to the terms and conditions of the License Agreement entered into by Precision and Duke on April 17, 2006, as amended from time to time, including but not limited to Duke’s right to practice under the Duke IP for its own internal, non-commercial, educational, research and clinical purposes, and subject to the rights of the United States Government and applicable limitations under 37 C.F.R. 401, Public Law 96-517 and Public Law 98-620 resulting from the United States Government’s funding of research leading to creation of the Duke IP. Duke shall be a third party beneficiary of this Agreement to the extent its terms and conditions apply or relate to the Duke IP.

2.4.

No Other Licenses. No right or license under or to any invention, information, know-how or other intellectual property or Patent is granted or shall be granted by implication or estoppel. All such rights or licenses are or shall be granted only as expressly provided in the terms of this Agreement. Neither Party shall be obligated to provide the other Party with: (i) any information other than that disclosed in the Licensed Patents, or (ii) any technical assistance, including hands-on technical support by such Party’s personnel, relating to the practice of the Licensed Patents or manufacture or use of Engineered I-Crel Meganucleases.

2.5.

Rights in Bankruptcy. If applicable, the Parties agree that all intellectual property rights licensed hereunder, including any Patents of a Party in any country covered by the license grants under this Agreement, are part of the “intellectual property” as defined under Section 101(35A) of the Bankruptcy Code subject to the protections afforded the non-terminating Party under Section 365(n) of the U.S. Bankruptcy Code, and any similar law or regulation in any other country.

2.6.

Registration of Licenses. Each Party agrees to cooperate with the other Party regarding registration of the licenses granted under this Agreement, solely as may be required under the law in order to preserve or maintain any rights of such other Party under this Agreement, including by executing and recording with the appropriate authorities an appropriate short-form statement of license, if so required.

2.7.

Party Releases. The Parties acknowledge that, as of the Effective Date and as part of the Settlement Agreement, each Party’s Existing Licensees are released by the other Party as set forth in the Settlement Agreement.

ARTICLE 3. INVALIDITY CHALLENGES.

3.1.

During the Term of this Agreement, except as required by law (e.g., compelled by subpoena) or in response to an infringement allegation in a court of competent jurisdiction, a Party to this Agreement shall not directly or indirectly commence, participate in or provide assistance to a Third Party with respect to a proceeding in any court or other administrative body of any sort (including any patent office in any country) related to (i) the validity, enforceability and/or patentability of any claim of any Litigated Patent Controlled by the other Party or its Affiliates, or (ii) an interference, derivation, re-examination, opposition, post-grant review or other form of patent challenge of any claim of any Litigated Patent Controlled by the other Party or its Affiliates. For the sake of clarity, notwithstanding the foregoing, a Party may participate as required in an interference proceeding initiated by the USPTO or in response to a subpoena, or as otherwise required by law.

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3.2.

During the Term of this Agreement, except as required by law (e.g., compelled by subpoena) or in response to an infringement allegation in a court of competent jurisdiction, a Party to this Agreement shall not directly or indirectly commence, participate in or provide assistance to a Third Party with respect to a proceeding in any court or other administrative body of any sort (including any patent office in any country) related to (i) the validity, enforceability and/or patentability of any claim of any other Licensed Patents Controlled by the other Party or its Affiliates, or (ii) an interference, derivation, re-examination, opposition, post-grant review or other form of patent challenge of any claim of any other Licensed Patents Controlled by the other Party or its Affiliates. For the sake of clarity, notwithstanding the foregoing, a Party may participate as required in an interference proceeding initiated by the USPTO or in response to a subpoena, or as otherwise required by law.

3.3.

For clarity, the existence of the Ongoing Proceedings shall not be deemed to be a breach of or default under this Agreement by a Party, so long as such Party carries out all required acts specified in the Settlement Agreement and does not participate in or provide assistance to a Third Party with respect to any such Ongoing Proceeding in relation to the other Party’s Patents after the Effective Date. For further clarity, a Party’s participation after the Effective Date in a proceeding solely to defend the validity or enforceability of any Licensed Patents Controlled by such Party or its Affiliates (e.g., to defend a re-examination) shall not be deemed to be a breach of or default under this Agreement by such Party.

ARTICLE 4. CONSIDERATION; LICENSE REQUEST.

4.1.

Consideration. The Parties acknowledge that each of the licenses and rights granted by each Party to the other Party, along with the benefits exchanged through the Settlement Agreement, individually and collectively, constitute good, valuable, and sufficient consideration for each and all of the other licenses, rights, and entry into the Settlement Agreement contemplated hereunder.

4.2.

Precision License Request. From time to time during the Term, if Precision desires to obtain exclusive rights under the Licensed Cellectis Patents to make, have made, use, lease, transfer, sell, offer for sale, export or import Engineered I-Crel Meganucleases or products made using Engineered I-Crel Meganucleases within the Field or any particular field in the Territory, Precision shall provide Cellectis with a written notice requesting a license to Precision that would grant such rights to Precision (a “Precision License Request”). Upon Cellectis’s receipt of a Precision License Request, provided that Cellectis has no obligation to a Third Party or under applicable law that would conflict with such Precision License Request (e.g., Cellectis has not previously granted rights to a Third Party with respect to the subject matter of the Precision License Request that are inconsistent in any way with the rights requested by Precision, as determined by Cellectis), Cellectis will discuss with Precision, using its best efforts in good faith for up to [***], commercially reasonable terms under which the rights that are the subject of the Precision License Request may

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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be made available to Precision for licensing. However, Cellectis (at its sole discretion and for any reason) may decline to grant the rights requested by Precision under any Precision License Request, and Cellectis is not obligated under any circumstances to grant such rights, and nothing in this Agreement or elsewhere shall be interpreted otherwise.

4.3.

Cellectis License Request. From time to time during the Term, if Cellectis desires to obtain exclusive rights under the Licensed Precision Patents to make, have made, use, lease, transfer, sell, offer for sale, export or import Engineered I-Crel Meganucleases or products made using Engineered I-Crel Meganucleases within the Field or any particular field in the Territory, Cellectis shall provide Precision with a written notice requesting a license to Cellectis that would grant such rights to Cellectis (a “Cellectis License Request”). Upon Precision’s receipt of a Cellectis License Request, provided that Precision has no obligation to a Third Party or under applicable law that would conflict with such Cellectis License Request (e.g., Precision has not previously granted rights to a Third Party with respect to the subject matter of the Cellectis License Request that are inconsistent in any way with the rights requested by Cellectis, as determined by Precision), Precision will discuss with Cellectis, using its best efforts in good faith for up to [***], commercially reasonable terms under which the rights that are the subject of the Cellectis License Request may be made available to Cellectis for licensing. However, Precision (at its sole discretion and for any reason) may decline to grant the rights requested by Cellectis under any Cellectis License Request, and Precision is not obligated under any circumstances to grant such rights, and nothing in this Agreement or elsewhere shall be interpreted otherwise.

ARTICLE 5. INTELLECTUAL PROPERTY

5.1.

Licensed Cellectis Patents. Cellectis (or its Affiliate, as applicable) will have the sole right and responsibility, at Cellectis’ discretion and at Cellectis’ expense, to file, prosecute, and maintain Patent protection in the Territory for all Licensed Cellectis Patents.

5.2.

Licensed Precision Patents. Precision (or its Affiliate, as applicable) will have the sole right and responsibility, at Precision’s discretion and at Precision’s expense, to file; prosecute, and maintain Patent protection in the Territory for all Licensed Precision Patents.

5.3.

Third Party Infringement of Licensed Cellectis Patents. Cellectis will have the sole and exclusive right (but not the obligation) to initiate an infringement or other appropriate suit (including defense of declaratory judgment actions) in the Territory with respect to infringements or suspected infringements of any of the Licensed Cellectis Patents and to any and all recoveries obtained in connection therewith. Cellectis will have the sole and exclusive right to select counsel for any suit referred to in this Article 5.3 initiated by Cellectis and will pay all expenses of the suit, including attorneys’ fees and court costs. Notwithstanding the foregoing, for a period of [***] beginning on the Effective Date, neither Cellectis nor its Affiliates shall initiate any infringement action against any Third Party under the Licensed Cellectis Patents.

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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5.4.

Third Party Infringement of Licensed Precision Patents. Precision will have the sole and exclusive right (but not the obligation) to initiate an infringement or other appropriate suit (including defense of declaratory judgment actions) in the Territory with respect to infringements or suspected infringements of any of the Licensed Precision Patents and to any and all recoveries obtained in connection therewith. Precision will have the sole and exclusive right to select counsel for any suit referred to in this Article 5.4 initiated by Precision and will pay all expenses of the suit, including attorneys’ fees and court costs. Notwithstanding the foregoing, for a period of [***] beginning on the Effective Date, neither Precision nor its Affiliates shall initiate any infringement action against any Third Party under the Licensed Precision Patents.

5.5.

Non-Interference with Enforcement Activities. Without limiting the obligations set forth in the final sentence of Article 5.3 and the final sentence of Article 5.4, Cellectis or Precision (or their Affiliates), as applicable, (the “Enforcing Party”) shall provide written notice (an “Intent to Enforce Notice”) to the other Party (the “Non-Enforcing Party”) at least [***] prior to (i) providing a Third Party (the “Purported Infringer”) with written notice of infringement of the Licensed Cellectis Patents or Licensed Precision Patents, as applicable, or (ii) commencing any action against a Purported Infringer to enforce the Licensed Cellectis Patents or Licensed Precision Patents, as applicable. Upon receipt of such Intent to Enforce Notice, [***]. For any avoidance of any doubt, a Party may not enforce the other Party’s Licensed Patents.

ARTICLE 6. CONFIDENTIALITY

6.1.

During the term of this Agreement and for a period of three (3) years following its termination or expiration, the Parties shall keep strictly confidential and not publish, or disclose to any Third Party any of the terms of this Agreement, without the prior written approval of the other Party, provided, however, that either Party may disclose the terms and conditions of this Agreement (a) to the extent such terms must be disclosed in response to a valid order of a court or other governmental body, or are otherwise required to be disclosed by law or regulation (provided, however, in such event that the receiving Party shall first have given reasonable prior notice to the disclosing Party and shall have made a reasonable effort to obtain a protective order requiring that the information so disclosed be limited to information necessarily responsive to the order issued), or (b) to a Third Party bound by an obligation of confidentiality in connection with the Party’s merger, consolidation, change of control, sublicense, or sale of all or substantially all of its assets with or to such Third Party, or an equity or debt investment in such Party by such Third Party.

6.2.

Notwithstanding the foregoing, the Parties will issue the joint press release set forth on Exhibit D concerning the Parties’ entry into the Agreement. A Party shall not be required to seek the permission of the other Party to repeat or disclose any information as to the terms of this Agreement that has already been publicly disclosed by such Party in accordance with the foregoing or by the other Party, or any similar or comparable information.

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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ARTICLE 7. WARRANTIES AND INDEMNITY

7.1.	Mutual Representations and Warranties. Each Party represents, warrants and covenants to the other Party that:

(a) at the Effective Date it has the full power to enter into this Agreement and to perform its obligations hereunder:

(b) at the Effective Date it is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation;

(c) at the Effective Date the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate actions of such Party;

(d) at the Effective Date this Agreement constitutes the legal, valid and binding obligation of such Party, enforceable against it in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies;

(e) at the Effective Date (i) it has never approved or commenced any proceeding, or made any election contemplating, the winding up or cessation of its business or affairs or the assignment of material assets for the benefit of creditors, and no such proceeding is pending or (to its knowledge) threatened; and (ii) no steps have been taken, and no event has occurred, that gives any Third Party a right to enforce any lien or security right over any of the Licensed Patents Controlled by such Party or any of its Affiliates;

(f) at the Effective Date and at all times during the Term it has the full right, power and authority to enter into this Agreement and grant the rights, licenses, releases and immunities granted hereunder, without the need for any licenses, releases, consents, approvals or immunities not yet granted or obtained, and without conflicting with rights granted to any Third Party;

(g) the execution, delivery and performance by it of this Agreement and its compliance with the terms and provisions of this Agreement does not at the Effective Date and will not during the Term (i) conflict with or result in a violation or breach of any of the terms, conditions or provisions of its certificate or articles of incorporation or by-laws (or other comparable corporate charter documents); (ii) conflict with or result in a violation or breach of any term or provision of any law or order applicable to it; or (iii) (A) conflict with or result in a violation or breach of, (B) constitute (with or without notice or lapse of time or both) a default under, (C) require it to obtain any consent, approval or action of, make any filing with or give any notice to any person as a result or under the terms of, or (D) result in the creation or imposition of any lien or other similar interest upon it or any of the Licensed Patents Controlled by such Party or any of its Affiliates under, any contract, instrument or license to which it is a party or by which any of its assets and properties is bound;

(h) at the Effective Date there are no actions, claims, demands, suits, citations, summons, subpoenas, inquiries or investigations of any nature, civil, criminal, regulatory or otherwise, in law or in equity, or arbitral proceedings or any proceedings by or before any governmental authority, pending or, to its knowledge, threatened

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against, relating to or affecting it or any of the Licensed Patents Controlled by such Party or any of its Affiliates (with the exception of normal prosecution at the United States Patent and Trademark Office and equivalent foreign patent offices or customary actions with the relevant regulatory authorities) which (A) could reasonably be expected to result in the issuance of an order restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or otherwise result in a diminution of the benefits contemplated by this Agreement to the other Party; or (B) if determined adversely to it, could reasonably be expected to result in any injunction or other equitable relief against it that would interfere in any material respect with its ability to perform its duties and obligations under this Agreement;

(i) at all times during the Term it shall not grant to any Third Party any rights that conflict with the rights and licenses granted to the other Party under this Agreement; and

(j) at all times during the Term it shall promptly notify the other Party in writing upon becoming aware of any actual action, suit or proceeding by any Third Party which, if adversely determined, would have a material adverse effect upon the other Party’s rights under this Agreement with respect to the Licensed Patents Controlled by such Party or any of its Affiliates.

7.2.	Cellectis Representations, Warranties and Covenants. Cellectis represents, warrants and covenants that:

(a) Cellectis is the owner of the entire right, title and interest in and to the Licensed Cellectis Patents (including the inventions claimed therein);

(b) Exhibit A contains a true, complete and accurate list of all Licensed Cellectis Patents Controlled by Cellectis or any of its Affiliates as of the Effective Date (other than patent applications having a priority date prior to the Effective Date that are not yet published), with the understanding that applications listed in Exhibit A are subject to ongoing prosecution and possible amendment of claims;

(c) Cellectis and its Affiliates have not assigned, transferred, conveyed or otherwise encumbered its right, title and interest in the Licensed Cellectis Patents in a manner that conflicts with any rights granted to Precision hereunder. Cellectis and its Affiliates have not granted to any Third Party a right to assert or cause to be asserted any claim of infringement based on any of the Licensed Cellectis Patents against a licensee of the Licensed Cellectis Patents (including Precision);

(d) to the best of its knowledge and belief, Cellectis shall at all times operate under this Agreement (including the licenses granted to Cellectis under Licensed Precision Patents) in compliance with all applicable laws and governmental regulations and guidelines;

(e) as of the Effective Date, subject only to the exclusive licenses granted to the Cellectis Exclusive Licensee in the Exclusive Agreement, Cellectis has not granted any exclusive licenses to any Third Party under any of the Licensed Cellectis Patents in the Field; and

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(f) Cellectis shall maintain in effect any applicable in-licenses pursuant to which Cellectis or any of its Affiliates Controls any Licensed Cellectis Patents, subject to the terms of any such in-licenses.

7.3.	Precision Representations, Warranties and Covenants. Precision represents, warrants and covenants that:

(a) Precision is either the owner of or otherwise Controls the entire right, title and interest in and to the Licensed Precision Patents (including the inventions claimed therein);

(b) Exhibit B contains a true, complete and accurate list of all Licensed Precision Patents Controlled by Precision or any of its Affiliates as of the Effective Date (other than patent applications having a priority date prior to the Effective Date that are not yet published), with the understanding that applications listed in Exhibit B are subject to ongoing prosecution and possible amendment of claims;

(c) Precision and its Affiliates have not assigned, transferred, conveyed or otherwise encumbered its right, title and interest in the Licensed Precision Patents in a manner that conflicts with any rights granted to Cellectis hereunder. Precision and its Affiliates have not granted to any Third Party a right to assert or cause to be asserted any claim of infringement based on any of the Licensed Precision Patents;

(d) to the best of its knowledge and belief, Precision shall at all times operate under this Agreement (including the licenses granted to Precision under Licensed Cellectis Patents) in compliance with all applicable laws and governmental regulations and guidelines;

(e) as of the Effective Date, Precision has not granted any exclusive licenses to any Third Party under any of the Licensed Precision Patents in the Field; and

(f) Precision shall maintain in effect any applicable in-licenses pursuant to which Precision or any of its Affiliates Controls any Licensed Precision Patents, subject to the terms of any such in-licenses.

7.4.

DISCLAIMER. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN ARTICLES 7.1, 7.2 AND 7.3 OF THIS AGREEMENT. NO PARTY MAKES ANY OTHER REPRESENTATIONS OR WARRANTIES, WHETHER EXPRESS OR IMPLIED, AND ALL SUCH REPRESENTATIONS OR WARRANTIES ARE HEREBY EXPRESSLY DISCLAIMED, INCLUDING ANY WARRANTY REGARDING ENGINEERED I-CREI MEGANUCLEASES OR THEIR USE, SAFETY, EFFICACY, OR PERFORMANCE, ANY WARRANTY OF MERCHANTABILITY OR ANY WARRANTY FOR FITNESS FOR ANY PARTICULAR PURPOSE OR A WARRANTY OR REPRESENTATION THAT ANY ACT OR ANYTHING MADE, USED, SOLD, OR OTHERWISE DISPOSED OF UNDER THE LICENSE GRANTED IN THIS AGREEMENT IS OR WILL BE FREE FROM INFRINGEMENT OF PATENTS, COPYRIGHTS, AND OTHER RIGHTS OF THIRD PARTIES OR ANY OTHER EXPRESS OR IMPLIED LEGAL OR CONTRACTUAL WARRANTY.

NEITHER PARTY (INCLUDING ITS AFFILIATES AND SUBLICENSEES) SHALL BE LIABLE UNDER THIS AGREEMENT FOR ANY SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES OR FOR LOSS OF PROFIT OR LOST REVENUE, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH

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DAMAGES. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS ARTICLE 7.4 IS INTENDED TO OR SHALL LIMIT OR RESTRICT (A) THE INDEMNIFICATION RIGHTS OF A PARTY OR DAMAGES AVAILABLE FOR A PARTY’S BREACH OF CONFIDENTIALITY OBLIGATIONS IN ARTICLE 6, OR (B) EITHER PARTY’S LIABILITY FOR ITS (OR ITS AFFILIATES’) BREACH OF ARTICLE 2, ARTICLE 3 OR THE COVENANTS IN ARTICLES 5.4 OR 5.5, OR (C) EITHER PARTY’S (OR ITS AFFILIATES’ OR SUBLICENSEES’) LIABILITY FOR INFRINGEMENT (WHETHER DIRECT, PARTIAL OR CONTRIBUTORY INFRINGEMENT OR INDUCEMENT TO INFRINGE), VIOLATION OR MISAPPROPRIATION OF ANY INTELLECTUAL PROPERTY (WHETHER PATENT, TRADE SECRET OR OTHERWISE) CONTROLLED BY THE OTHER PARTY.

7.5.

Precision agrees to indemnify Cellectis and its Affiliates, and their respective officers, employees, directors, and agents (the “Cellectis Indemnitees”) from and against any and all liability, demands, claims, damages and losses actually incurred by a Cellectis Indemnitee arising out of or in connection with any claim, suit, demand, investigation or proceeding brought by a Third Party based on (a) the manufacture, use, sale, or other exploitation of Engineered I-Crel Meganucleases and their derivatives by Precision or its Affiliates, sublicensees, contractors, agents or customers under the licenses granted by Cellectis to Precision in this Agreement, or (b) any breach of any representation, warrant, covenant and/or obligation of Precision in this Agreement. The foregoing indemnification shall not apply to the extent that any liability, demands, claims, damages and losses are due to a breach of any of Cellectis’ representations, warranties, covenants and/or obligations under this Agreement.

7.6.

Cellectis agrees to indemnify Precision and its Affiliates, and their respective officers, employees, directors, and agents (the “Precision Indemnitees”) from and against any and all liability, demands, claims, damages and losses actually incurred by a Precision Indemnitee arising out of or in connection with any claim, suit, demand, investigation or proceeding brought by a Third Party based on (a) the manufacture, use, sale, or other exploitation of Engineered I-Crel Meganucleases and their derivatives by Cellectis or its Affiliates, sublicensees, contractors, agents or customers under the licenses granted by Precision to Cellectis in this Agreement, or (b) any breach of any representation, warrant, covenant and/or obligation of Cellectis in this Agreement. The foregoing indemnification shall not apply to the extent that any liability, demands, claims, damages and losses are due to a breach of any of Precision’s representations, warranties, covenants and/or obligations under this Agreement.

7.7.

The obligation to indemnify pursuant to this Article 7 shall be contingent upon timely notification by the indemnitee to the indemnitor of any claims, suits or service of process; the tender by the indemnitee to the indemnitor of full control over the conduct and disposition of any claim, demand or suit; and reasonable cooperation by the indemnitee in the defense of the claim, demand or suit. No indemnitor will be bound by or liable with respect to any settlement or admission entered or made by any indemnitee without the prior written consent of the indemnitor. The indemnitee will have the right to retain its own counsel to participate in its defense in any proceeding hereunder. The indemnitee shall pay for its own counsel except to the extent it is determined that (a) one or more legal defenses may be available to it which are different from or additional to those available to the indemnitor, or (b) representation of both Parties by the same counsel would be inappropriate due to actual or potential differing interests between them. In any such case and to such extent, the indemnitor shall be responsible to pay for the reasonable costs and expenses of one separate

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counsel retained to participate in the defense of the indemnitee, provided that such expenses are otherwise among those covered by the indemnitor’s indemnity obligations under this Article 7. Notwithstanding the foregoing, if the indemnitor reasonably believes that any of the exceptions to its obligation of indemnification of the indemnitee set forth in Articles 7.5 or 7.6 may apply, the indemnitor shall promptly notify the indemnitee, which shall then have the right to be represented in any such action or proceeding by separate counsel at the indemnitee’s expense; provided, that the indemnitor shall be responsible for payment of such expenses if the indemnitee is ultimately determined to be entitled to indemnification from the indemnitor.

ARTICLE 8. DURATION – TERMINATION

The Agreement shall come into effect at the Effective Date and shall continue for the duration of the Term, unless sooner terminated as provided in Article 8.3 and Article 8.4 hereinafter. Notwithstanding the foregoing, the Agreement shall have no force or effect until such time as the Parties have signed the Settlement Agreement and satisfied the obligations set forth in Article 2 and Article 3 of the Settlement Agreement with respect to the filing the Stipulations of Dismissal and the Stipulation of Dismissal With Prejudice of the Lonza Litigation.

8.1.	Either Party may terminate any license granted to it under this Agreement for any reason or no reason, upon thirty (30) days written notice to the other Party.

8.2.

Failure by either Party to comply with any of its respective material obligations and conditions contained in this Agreement (including Article 3) shall entitle the other Party to give to the Party in default notice. If such default is not cured within [***] after receipt of such notice by the Party alleged to be in default, the notifying Party shall be entitled (without prejudice of any of its other rights conferred on it by this Agreement) to terminate (a) this Agreement in its entirety, or (b) any or all licenses granted to the Party in default, each by giving a written termination notice, which shall take effect immediately.

The right of either Party to terminate this Agreement or any licenses granted hereunder as set forth in this Article 8.3 shall not be affected in any way by its waiver of, or failure to take action with respect to any previous default.

8.3.

If, other than in the Ongoing Proceedings, either Party or one of its Affiliates (the “Challenging Party”) directly or indirectly commences or participates in any interference, derivation, re-examination, opposition, post-grant review or other form of patent challenge related to the validity, enforceability and/or patentability of, or challenges the validity or enforceability of, any Licensed Patent Controlled by the other Party (the “Non-Challenging Party”) to this Agreement before any tribunal or patent office, or intentionally provides assistance to a Third Party for any such purposes, except as required by law, then the Non-Challenging Party may terminate this Agreement in its entirety or any or all licenses granted to the Challenging Party under this Agreement immediately upon written notice to the Challenging Party. Notwithstanding anything to the contrary herein, no act or omission committed by a Challenging Party that otherwise would fall within the scope of the immediately preceding sentence shall give rise to a right for the Non-Challenging Party to elect the

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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foregoing remedy if such act or omission is an act or omission that is expressly exempted from the prohibitions set forth in Section 3.1 or Section 3.2. For the sake of clarity, notwithstanding the foregoing and without triggering the provisions of this paragraph, a Party may participate as required in an interference proceeding initiated by the USPTO.

8.4.

Upon any termination of this Agreement in its entirety, all licenses granted hereunder shall terminate and all rights granted thereunder shall revert to the applicable Licensor. Notwithstanding the foregoing, in the event any Party’s license under any Licensed Patent is terminated, other than pursuant to (i) such Party’s breach of Article 3, (ii) such Party’s voluntary termination of a license pursuant to Article 8.2, or (iii) the operation of Article 8.4, then in each such event the terminating Party shall grant, and hereby grants, effective only in the event of such a termination, to each then-existing (as of the effective date of such termination) Sublicensee (including without limitation the Existing Licensees under the Existing Licenses, as applicable) of the terminated Party’s rights hereunder, the right, exercisable by written notice to the terminating Party within [***] after such termination, to obtain a direct license from the terminating Party under the relevant Licensed Patents on terms substantially similar in scope, grant and financial compensation, to those of the sublicense; provided, that (i) such sublicense was properly granted in compliance with the terms of this Agreement, and (ii) the sublicensee is in material compliance with the terms of such sublicense and the applicable provisions of this Agreement.

8.5.	Any rights and obligations accrued prior to termination or expiration of this Agreement shall not be affected by such termination or expiration.

8.6.

The provisions of Articles 1 (to the extent required to support surviving rights and obligations), 2.2, 2.3, 2.4, 5.1, 5.2, 5.3, 5.4, 6, 7, 8.5, 8.6, 8.7, 9 and 10 shall survive the expiration or termination of this Agreement.

ARTICLE 9. MISCELLANEOUS

9.1.

No amendment to this Agreement shall be valid unless embodied in a writing executed by each of the Parties hereto. No waiver of any of the provisions of this Agreement shall be valid unless embodied in a writing executed by the Party against whom the waiver is sought to be enforced.

9.2.

This Agreement, together with the Settlement Agreement, constitutes the entire understanding and agreement between the Parties with respect to the subject matter hereof and supersedes all prior agreements, understanding or arrangements, whether written or oral. Notwithstanding the foregoing, the Confidentiality Agreement dated November 16, 2011 and Supplement to Confidentiality Agreement dated September 1, 2012 between Cellectis and Precision shall remain in full force and effect in accordance with its terms.

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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9.3.

Any notice of communication authorized or required to be given hereunder or for the purpose hereof shall be deemed duly given by either Party if sent by prepaid registered post or by any other method of delivery capable of providing reasonable proof of receipt thereof and sent to the other party hereto, as follows:

If to Cellectis:

Name: [***]

Title: [***]

Address: 8, rue de la Croix Jarry

75013 Paris, France

Email: [***]

If to Precision:

Name:	[***]
Title:	[***]
Address:	302 East Pettigrew Street

Dibrell Building, Suite A-100

Durham, North Carolina, USA 27701

Email:	[***]

9.4.

It is expressly agreed that the relationship between the Parties is that of independent contractors and shall not constitute a partnership, franchise, joint venture, agency, employment or other similar relationship. Neither Party shall have any express or implied right or authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other, without the prior consent of the other Party to do so, with the understanding that each Party has the right to grant sublicenses under the other Party’s Licensed Patents pursuant to the terms of this Agreement.

9.5.

In performing this Agreement, each Party shall comply with all applicable laws to the best of its knowledge and belief. If any provision of this Agreement is held by any competent authority to be invalid or unenforceable in whole or in part, this Agreement shall continue to be valid as to the other provisions thereof and the remainder of the affected provision; provided that if the absence of such provision causes a material adverse change in either the risks or benefits of this Agreement to either Party, the Parties shall negotiate in good faith a commercially reasonable substitute or replacement for the invalid or unenforceable provision.

9.6.

Captions and paragraph headings are for convenience only and shall not form an interpretative part of this Agreement. Unless otherwise specifically provided, all references to an Article incorporate all sections or subsections thereunder. This Agreement has been prepared jointly and shall not be strictly construed against either party hereto. The plural shall be substituted for the singular number in any place in which the context may require such substitution. The word “including” will not be construed as limiting the immediately preceding general term or statement.

9.7.

This Agreement may not be assigned by either Party without the prior written consent of the other Party. Notwithstanding the foregoing, such other Party’s consent shall not be required for any assignment to an entity that succeeds to all or substantially all of the assigning Party’s business or assets relating to this Agreement, whether by sale,

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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merger, operation of law or otherwise provided that, in any such event, the intellectual property rights of the acquiring party to such transaction (if other than one of the Parties to this Agreement) shall not be included in the licenses granted hereunder or otherwise be subject to this Agreement. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective permitted successors and assigns. In any case, the assignor shall guarantee the compliance of the terms of the Agreement by the assignee. Further, each Party agrees that any assignment of any of the Licensed Patents by either Party shall be subject to the terms and conditions of this Agreement, and no Licensed Patent may be assigned without the simultaneous assignment of this Agreement.

9.8.

The Parties will execute and deliver, or cause to be executed or delivered, such further documents and do or cause to be done such further acts and things as may be required to carry out the intent and purpose of this Agreement.

9.9.

Except as otherwise provided herein, all legal and other costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby are to be paid by the Party incurring such costs and expenses.

9.10.

All written materials, correspondence, technical information, notices and oral assistance supplied by either Party hereto shall be in the English language. The English language version of this Agreement will be controlling on the Parties.

9.11.

Except as and to the extent set forth in Article 2.3, this Agreement is solely for the benefit of the Parties and their respective successors and permitted assigns, and no other person or entity has any right, benefit, priority or interest under or because of the existence of this Agreement.

9.12.

Precision and Cellectis have each consulted counsel of their choice regarding this Agreement, and each acknowledges and agrees that this Agreement shall not be deemed to have been drafted by one Party or another and shall be construed accordingly.

9.13.

Each Party shall ensure that its Affiliates comply with all terms and conditions of this Agreement, including those that are stated to be applicable to such Affiliates, and each Party shall remain responsible and be directly and primarily liable for any non-compliance of its Affiliates with such terms and conditions. Without limiting the foregoing, to the extent that any Affiliate of a Licensee exercises rights under the licenses granted hereunder, the applicable Licensee shall ensure that such Affiliate complies, in relation to such activities, with all covenants and obligations that are imposed on such Licensee under this Agreement.

ARTICLE 10. GOVERNING LAW

This Agreement is acknowledged to have been made in and shall be construed in accordance with the laws of the State of Delaware, U.S.A., without regard to conflict of laws principles which would dictate the application of the law of a different jurisdiction.

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ARTICLE 11. DISPUTE SETTLEMENT

11.1.

The Parties shall attempt in good faith to settle any disputes between the Parties relative to the interpretation of this Agreement or intellectual property licensed from one Party to the other hereunder. In the event that the Parties fail to resolve a dispute within [***] of written notice of such a dispute from one disputing Party to the other disputing Party, the dispute shall be referred at the written request of either Party to a committee that consists of the Chief Executive Officer or President of Precision and the Chief Executive Officer or President of Cellectis (“Executive Committee”). The written request shall contain a description of the dispute, including the factual and legal basis for the Parties’ respective positions with respect to the dispute and the relief sought by the Party making the request. The Executive Committee members shall diligently attempt to resolve the dispute, including, if they deem it necessary, meeting directly in order to provide full consideration of the dispute. The Executive Committee members shall have [***] to attempt to do so before any Party can seek to resolve the dispute through the following provisions.

11.2.

If the Executive Committee is unable to resolve the dispute within the [***] specified above, then the dispute, at the written request of either Party made within [***] following the end of that [***] period during which the Executive Committee attempted to resolve it, shall be subject to non-binding mediation by a neutral mediator selected by the Parties, with such mediation administered by the International Chamber of Commerce in accordance with its commercial mediation procedures. Any such mediation may be initiated by a Party by written notice (the “Mediation Notice”) to the other Party specifying the subject of the requested mediation. The dispute shall be mediated by one mediator, to be mutually selected by the Parties. If the Parties fail to agree on the mediator within [***] following the date of the Mediation Notice, then the recommended individuals named by the Parties shall select a third individual to act as the mediator. The mediator shall not be any employee, director, shareholder or agent of any Party or an Affiliate of any Party, or otherwise involved (whether by contract or otherwise) in the affairs of any Party. The mediation shall be conducted in the English language in New York City, New York. The mediation shall be completed within [***] of selection of the mediator. The costs of mediation (exclusive of the expense of a Party in preparing for and participating in the mediation, all of which shall be borne by such Party) shall be shared equally by the Parties.

11.3.

All disputes with respect to this Agreement that are not otherwise resolved pursuant to the foregoing Articles 11.1 and 11.2 shall be brought and heard in the federal district court in Delaware, USA, as the sole and exclusive jurisdiction. The Parties agree that none of their communications resulting from Articles 11.1 or 11.2 shall be discoverable or admissible as evidence for any purpose in any such litigation resulting from this paragraph; including any communications of an oral or written nature from a mediator pursuant to Article 11.2. The Parties each consent to the in personam jurisdiction and venue of such courts. The Parties agree that service of process upon them in any such action may be made if delivered in person, by courier service, by telegram, by facsimile or by first class mail, and shall be deemed effectively given upon receipt.

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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11.4.

Nothing herein shall be construed to prevent either Party from obtaining, in case of urgency, equitable relief, including injunction or specific performance, in the event of a breach or threatened breach of the provisions of this Agreement.

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed on their behalf by their respective duly authorized officers.

CELLECTIS SA		PRECISION BIOSCIENCES, INC.

By:	/s/ André Choulika	By:	/s/ Matthew Kane
Name:	André Choulika	Name:	Matthew Kane
Title:	Chairman and CEO	Title:	CEO
Date:		Date:	January 23, 2014

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Exhibit A:	Licensed Cellectis Patents

Exhibit B:	Licensed Precision Patents

Exhibit C:	Pending Litigations

Exhibit D:	Joint Press Release

Exhibit E:	Ongoing Proceedings

Exhibit F:	Exclusive Field granted to Cellectis Exclusive Licensee

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EXHIBITS TO PATENT CROSS-LICENSE AGREEMENT

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EXHIBIT A: LICENSED CELLECTIS PATENTS

	APPLICATION		PUBLICATION		GRANT
TITLE	NUMBER	DATE	NUMBER	DATE	NUMBER	DATE
[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]
[***]
	[***]	[***]	[***]	[***]			[***]
					[***]	[***]	[***]
	[***]	[***]			[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]
	[***]	[***]			[***]	[***]
[***]	[***]	[***]
	[***]	[***]

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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	APPLICATION		PUBLICATION		GRANT
TITLE	NUMBER	DATE	NUMBER	DATE	NUMBER	DATE
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]
	[***]	[***]			[***]	[***]
	[***]	[***]			[***]	[***]
	[***]	[***]			[***]	[***]
[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
[***]
	[***]	[***]	[***]	[***]			[***]
					[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]			[***]	[***]
	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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	APPLICATION		PUBLICATION		GRANT
TITLE	NUMBER	DATE	NUMBER	DATE	NUMBER	DATE
[***]
	[***]	[***]	[***]	[***]			[***]
					[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]			[***]	[***]
	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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	APPLICATION		PUBLICATION		GRANT
TITLE	NUMBER	DATE	NUMBER	DATE	NUMBER	DATE
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]			[***]	[***]
	[***]	[***]
	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]
[***]
[***]
		[***]	[***]	[***]			[***]
[***]
	[***]	[***]			[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

5
Initials PB: /s/ MK		Initials CLS: /s/ AC

	APPLICATION		PUBLICATION		GRANT
TITLE	NUMBER	DATE	NUMBER	DATE	NUMBER	DATE
	[***]	[***]	[***]	[***]
	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]			[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]
	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]
[***]

	[***]	[***]

	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

6
Initials PB: /s/ MK		Initials CLS: /s/ AC

	APPLICATION		PUBLICATION		GRANT
TITLE	NUMBER	DATE	NUMBER	DATE	NUMBER	DATE
	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]
[***]	[***]	[***]	[***]	[***]

	[***]	[***]	[***]	[***]
[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]

[***]	[***]	[***]	[***]	[***]

	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

7
Initials PB: /s/ MK		Initials CLS: /s/ AC

	APPLICATION		PUBLICATION		GRANT
TITLE	NUMBER	DATE	NUMBER	DATE	NUMBER	DATE
	[***]	[***]	[***]	[***]

	[***]	[***]	[***]	[***]

	[***]	[***]	[***]	[***]

	[***]	[***]
[***]
	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

	[***]	[***]	[***]	[***]

	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
[***]	[***]	[***]
	[***]	[***]

	[***]	[***]	[***]	[***]

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

8
Initials PB: /s/ MK		Initials CLS: /s/ AC

	APPLICATION		PUBLICATION		GRANT
TITLE	NUMBER	DATE	NUMBER	DATE	NUMBER	DATE

	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
[***]
	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]
[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]	[***]	[***]

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

9
Initials PB: /s/ MK		Initials CLS: /s/ AC

EXHIBIT B: LICENSED PRECISION PATENTS

Country	Status	Application Number	Filing Date	Patent Number	Issue Date
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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Initials PB: /s/ MK		Initials CLS: /s/ AC

Country	Status	Application Number	Filing Date	Patent Number	Issue Date
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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Initials PB: /s/ MK		Initials CLS: /s/ AC

Country	Status	Application Number	Filing Date	Patent Number	Issue Date
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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Initials PB: /s/ MK		Initials CLS: /s/ AC

Country	Status	Application Number	Filing Date	Patent Number	Issue Date
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

13
Initials PB: /s/ MK		Initials CLS: /s/ AC

Country	Status	Application Number	Filing Date	Patent Number	Issue Date
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

14
Initials PB: /s/ MK		Initials CLS: /s/ AC

Country	Status	Application Number	Filing Date	Patent Number	Issue Date
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

15
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EXHIBIT C: PENDING LITIGATIONS

Cellectis S.A. v. Precision BioSciences, Inc., No. 5:08-CV-00119-H (E.D.N.C.)

Cellectis S.A. v. Precision BioSciences, Inc. and Precision PlantSciences, Inc., No. 1:11-CV-00173-SLR (D. Del.)

Cellectis S.A. v. Precision BioSciences, Inc., No. 1:11-CV-00890-SLR (D. Del.)

Cellectis S.A. v. Precision BioSciences, Inc., No. 1:12-CV-00204-SLR (D. Del.)

Cellectis S.A. v. Precision BioSciences, Inc., No. 1:12-CV-01662-SLR (D. Del.)

Precision BioSciences, Inc. and Duke University v. Cellectis S.A., Cellectis bioresearch and Cellectis bioresearch Inc., No. 1:13-CV-00247-SLR (D. Del.)

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EXHIBIT D: JOINT PRESS RELEASE

PRESS RELEASE

Precision BioSciences and Cellectis SA Announce Cross-License and Settlement Agreement for

Gene Editing Technology

Enables Broad Commercialization of Highly Specific Engineered Meganuclease Technology

RESEARCH TRIANGLE PARK, North Carolina, USA and PARIS, France, January XX, 2014 — Precision BioSciences, Inc. and Cellectis SA (Alternext: ALCLS), today announced that they have reached an agreement to settle patent litigation involving engineered I-CreI meganuclease technology. As part of the settlement, the companies will cross-license certain genome engineering patents and drop their on-going lawsuits and patent challenges. This agreement provides clear freedom to operate for both companies in the engineered I-CreI meganuclease genome engineering field.

Engineered meganucleases are one of the preferred genome engineering technology for most high-value applications. Their small size and exquisite specificity make them safer and easier to deliver than alternative gene editing tools. In addition, current embodiments of the technology are versatile enough to edit any gene in a genome.

“We are pleased to have reached this agreement with our colleagues at Cellectis,” said Matthew Kane, Precision BioSciences’ CEO, “and are very much looking forward to focusing fully on the commercial development of highly needed products utilizing our Directed Nuclease Editor genome engineering technology.”

“This agreement with our colleagues of Precision Biosciences sets the value of innovation of a proven and effective genome engineering tool: meganucleases,” stated Dr. Andre Choulika, Chairman and CEO of Cellectis, “This natural technology has tremendous advantages and has now the full potential to be developed in a number important applications such as agricultural biology and bioproduction.”

About Precision BioSciences

Precision BioSciences’ mission is to continually provide, improve, and enable the world’s most powerful genome engineering technology. Precision’s proprietary Directed Nuclease Editor™ (DNE) technology enables the production of genome editing enzymes that can insert, remove, modify, and regulate essentially any gene in mammalian or plant cells.

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Precision BioSciences’ vision is to be the conduit through which the world’s greatest genome engineering challenges are solved. Precision has successfully utilized its DNE technology to create innovative products in partnerships with many of the world’s largest biopharmaceutical and agbiotech firms. Internally, Precision is developing DNE-based products for biologics manufacturing and human therapeutics. For additional information, please visit www.precisionbiosciences.com.

About Cellectis

Founded in Paris in 1999, Cellectis is a life science group focusing on oncology. We develop next generation T-Cell CAR allogeneic adoptive immunotherapy for leukemia and solid tumors. The strength of our company is based of 14 years of expertise in cell line engineering with a leading TALENT?” based genome-engineering technology and Pulsagile a proprietary vector electroporation system. The Company has a strong partnership with University College London (UCL) on UCART19, the first allogeneic T-Cell CAR technology to enter clinical development in CLL/ALL in 2015. We have also a strong pipeline of products addressing series of liquid and solid tumors. Cellectis’ application sectors are human health, agricultural biotechnology, bio-energies and genome customization gene editing tools and services.

Since 2007, Cellectis has been listed on the NYSE Euronext Alternext market (code: ALCLS) in Paris.

For more information, visit our website: www.cellectis.com.

Contacts:

Cellectis: Philippe Valachs, phone: +33 (0)1 81 69 16 00

E-mail: media@cellectis.com

Precision BioSciences: Chelsea Lynam, phone: +1 919 314-5512

E-mail: cheisea.lynam@precisionbiosciences.com

Disclaimer

This press release and the information contained herein do not constitute an offer to sell or subscribe, or a solicitation of an offer to buy or subscribe, for shares in Cellectis in any country.

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EXHIBIT E: ONGOING PROCEEDINGS

Reexaminations of Cellectis Owned or Licensed Patents

Reexam Control No. [***]

U.S. Patent No. [***]

Patent Owner: [***]

Third Party Requester: [***]

Status: [***]

Reexam Control No. [***]

U.S Patent No. [***]

Patent Owner: [***]

Third Party Requester: [***]

Status: [***]

Reexam Control No. [***]

U.S. Patent No. [***]

Patent Owner: [***]

Third Party Requester: [***]

Status: [***]

Reexam Control No. [***]

U.S. Patent No. [***]

Patent Owner: [***]

Third Party Requester: [***]

Status: [***]

Reexam Control No. [***]

U.S. Patent No. [***]

Patent Owner: [***]

Third Party Requester: [***]

Status: [***]

Reexam Control No. [***]

U.S. Patent No. [***]

Patent Owner: [***]

Third Party Requester: [***]

Status: [***]

Reexam Control No. [***]

U.S. Patent No. [***]

Patent Owner: [***]

Third Party Requester: [***]

Status: [***]

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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Reexaminations of Precision Owned or Licensed Patents

Reexam Control No. [***]

U.S. Patent No. [***]

Patent Owner: [***]

Third Party Requester: [***]

Status: [***]

Reexam Control No. [***]

U.S. Patent No. [***]

Patent Owner: [***]

Third Party Requester: [***]

Status: [***]

European Oppositions to Cellectis Owned or Licensed Patents

European Patent No. [***]

Proprietor: [***]

Opponent: [***]

Status: [***]

European Patent No. [***]

Proprietor: [***]

Opponent: [***]

Status: [***]

European Patent No. [***]

Proprietor: [***]

Opponent: [***]

Status: [***]

European Oppositions to Precision Owned or Licensed Patents

European Patent No. [***]

Proprietor: [***]

Opponent: [***]

Status: [***]

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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EXHIBIT F: EXCLUSIVE FIELD GRANTED TO CELLECTIS EXCLUSIVE LICENSEE

[***]

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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